UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

Cognizant Technology Solutions Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
2024 Annual Meeting
Vote by June 3, 2024
11:59 PM ET

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION 300 FRANK W. BURR BLVD. SUITE 36, 6TH FLOOR TEANECK, NJ 07666

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You invested in COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 4, 2024.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to May 21, 2024. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 4, 2024 9:30 AM ET Virtually at: www.virtualshareholdermeeting.com/CTSH2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to obtain proxy materials and vote these important matters.

Voting Items		Board Recommends
1.	Election of 12 directors to serve until the 2025 annual meeting of shareholders.
Nominees
1a.	Zein Abdalla	For
1b.	Vinita Bali	For
1c.	Eric Branderiz	For
1d.	Archana Deskus	For
1e.	John M. Dineen	For
1f.	Ravi Kumar S	For
1g.	Leo S. Mackay, Jr.	For
1h.	Michael Patsalos-Fox	For
1i.	Stephen J. Rohleder	For
1j.	Abraham Schot	For
1k.	Joseph M. Velli	For
1l.	Sandra S. Wijnberg	For
2.	Approve, on an advisory (non-binding) basis, the compensation of the company’s named executive officers (say-on-pay).	For
3.	Adopt the company’s Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law, remove obsolete provisions and make other technical and administrative updates.	For
4.	Ratify the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for the year ending December 31, 2024.	For
5.	Shareholder proposal regarding fair treatment of shareholder nominees, requesting that the board of directors adopt and disclose a policy relating to treating shareholders’ board nominees equitably and without certain unnecessary requirements.	Against
Note: To transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

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